CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George Baumann, President of CIM High Yield Securities (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 2, 2004                  /s/ George Baumann
     ----------------------                 ------------------------------------
                                            George Baumann, President
                                            (principal executive officer)


I, Cindy Cameron, Treasurer of CIM High Yield Securities (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 2, 2004                  /s/ Cindy Cameron
     ----------------------                 ---------------------------
                                            Cindy Cameron, Treasurer
                                            (principal financial officer)